Financial Instruments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Financial Instruments
16)	FINANCIAL INSTRUMENTS

16.1)	SHORT-TERM AND LONG-TERM DEBT
As of December 31, 2019 and 2018, CEMEX´s consolidated debt summarized by interest rates and currencies, was as follows:

		2019				2018
		Short-term	Long-term	Total 1, 2		Short-term	Long-term	Total 1, 2
Floating rate debt	$	59	2,997	3,056	$	13	3,400	3,413
Fixed rate debt		3	6,306	6,309		32	5,866	5,898

	$	62	9,303	9,365	$	45	9,266	9,311

Effective rate 3
Floating rate		4.3%	4.1%			7.8%	3.6%
Fixed rate		5.2%	5.5%			4.2%	5.6%

		2019					2018
Currency		Short- term	Long- term	Total	Effective rate 3		Short- term	Long- term	Total	Effective rate 3
Dollars	$	25	6,144	6,169	5.2%	$	30	5,837	5,867	5.8%
Euros		3	2,438	2,441	3.1%		1	2,665	2,666	2.8%
Pounds		23	433	456	3.2%		0	439	439	2.9%
Philippine pesos		3	221	224	5.2%		3	257	260	5.4%
Other currencies		8	67	75	5.6%		11	68	79	5.9%

	$	62	9,303	9,365		$	45	9,266	9,311

1
As of December 31, 2019 and 2018, from total debt of $9,365 and $9,311, respectively, 84% in 2019 and 79% in 2018 was held in the Parent Company, 11% in 2019 and 15% in 2018 was in finance subsidiaries in the Netherlands and the United States, and 5% in 2019 and 6% in 2018 was in other countries.

2
As of December 31, 2019 and 2018, cumulative discounts, fees and other direct costs incurred in CEMEX’s outstanding debt borrowings and the issuance of notes payable (jointly “Issuance Costs”) for $71 and $65, respectively, are presented reducing debt balances and are amortized to financial expense over the maturity of the related debt instruments under the amortized cost method.

3	In 2019 and 2018, represents the weighted-average nominal interest rate of the related debt agreements determined at the end of each period.
As of December 31, 2019 and 2018, CEMEX´s consolidated debt summarized by type of instrument, was as follow:

2019		Short- term	Long- term	2018		Short- term	Long- term
Bank loans				Bank loans
Loans in foreign countries, 2020 to 2024	$	1	290	Loans in foreign countries, 2019 to 2024	$	31	328
Syndicated loans, 2021 to 2022		0	2,865	Syndicated loans, 2020 to 2022		0	3,179

		1	3,155			31	3,507

Notes payable				Notes payable
Medium-term notes, 2023 to 2026		0	6,044	Medium-term notes, 2023 to 2026		0	5,606
Other notes payable, 2020 to 2025		6	159	Other notes payable, 2019 to 2025		7	160

		6	6,203			7	5,766

Total bank loans and notes payable		7	9,358	Total bank loans and notes payable		38	9,273
Current maturities		55	(55)	Current maturities		7	(7)

	$	62	9,303		$	45	9,266

As of December 31, 2019 and 2018, CEMEX’s bank loans included the balances under CEMEX’s facilities agreement entered into with 20 financial institutions on July 19, 2017, as amended and restated on April 2, 2019 and November 4, 2019, (the “2017 Credit Agreement”) as described below, for $2,897 and $3,208, respectively. The 2017 Credit Agreement is multi-currency and includes a committed revolving credit facility of $1,135 in 2019 and in 2018.
Changes in consolidated debt for the years ended December 31, 2019, 2018 and 2017 were as follows:

		2019	2018	2017
Debt at beginning of year	$	9,311	9,873	11,401
Proceeds from new debt instruments		3,331	2,325	4,990
Debt repayments		(3,284)	(2,745)	(7,046)
Foreign currency translation and accretion effects		7	(142)	528

Debt at end of year	$	9,365	9,311	9,873

As of December 31, 2019 and 2018,
non-current
notes payable for $6,203 and $5,766, respectively, were detailed as follows:

Description	Date of issuance	Issuer 1	Currency	Principal amount	Rate	Maturity Date	Repurchased amount $	Outstanding amount 2 $	2019	2018
November 2029 Notes 3	19/Nov/19	CEMEX, S.A.B. de C.V.	Dollar	1,000	5.45%	19/Nov/29	0	1,000	$992	0
April 2026 Notes	16/Mar/16	CEMEX, S.A.B. de C.V.	Dollar	1,000	7.75%	16/Apr/26	0	1,000	996	996
March 2026 Notes 3	19/Mar/19	CEMEX, S.A.B. de C.V.	Euro	400	3.125%	19/Mar/26	0	449	446	0
July 2025 Notes	02/Apr/03	CEMEX Materials LLC	Dollar	150	7.70%	21/Jul/25	0	150	154	155
March 2025 Notes	03/Mar/15	CEMEX, S.A.B. de C.V.	Dollar	750	6.125%	05/May/25	0	750	748	748
January 2025 Notes	11/Sep/14	CEMEX, S.A.B. de C.V.	Dollar	1,100	5.70%	11/Jan/25	(29)	1,071	1,069	1,068
December 2024 Notes	05/Dec/17	CEMEX, S.A.B. de C.V.	Euro	650	2.75%	05/Dec/24	0	729	726	742
June 2024 Notes	14/Jun/16	CEMEX Finance LLC	Euro	400	4.625%	15/Jun/24	0	449	447	456
April 2024 Notes 3	01/Apr/14	CEMEX Finance LLC	Dollar	1,000	6.00%	01/Apr/24	(360)	640	621	967
March 2023 Notes 3	03/Mar/15	CEMEX, S.A.B. de C.V.	Euro	550	4.375%	05/Mar/23	(629)	0	0	629
Other notes payable									4	5

									$6,203	5,766

1
Unless otherwise indicated, all issuances are fully and unconditionally guaranteed by CEMEX, S.A.B. de C.V., CEMEX México, S.A. de C.V., CEMEX Concretos, S.A. de C.V., Empresas Tolteca de México, S.A. de C.V., New Sunward Holding B.V., CEMEX España, S.A. (“CEMEX España”), CEMEX Asia B.V., CEMEX Corp., CEMEX Africa & Middle East Investments B.V., CEMEX Finance LLC, CEMEX France Gestion
,
 (S.A.S.), CEMEX Research Group AG and CEMEX UK. CEMEX México, S.A. de C.V. and Empresas Tolteca de México, S.A. de C.V. entered into a merger agreement with CEMEX, S.A.B. de C.V. (note 27).

2	Presented net of all outstanding notes repurchased and held by CEMEX’s subsidiaries.
3
In December 2019, CEMEX used a portion of the proceeds of the November 2029 Notes and increased to $360 the repurchased amount of the April 2024 Notes. Moreover, in April 2019, CEMEX used the proceeds of the March 2026 Notes to repurchase in full the March 2023 Notes.

The maturities of consolidated long-term debt as of December 31, 2019, were as follows:

		Bank loans	Notes payable	Total
2021	$	672	1	673
2022		1,229	0	1,229
2023		664	1	665
2024		537	1,794	2,331
2025 and thereafter		0	4,405	4,405

	$	3,102	6,201	9,303

As of December 31, 2019, CEMEX had the following lines of credit, of which, the only commited portion referes to the revolving credit facility under the 2017 Credit Agreement, at annual interest rates ranging between 0.75% and 8.50%, depending on the negotiated currency:

		Lines of credit	Available
Other lines of credit in foreign subsidiaries	$	385	286
Other lines of credit from banks		683	635
Revolving credit facility 2017 Credit Agreement		1,135	1,135

	$	2,203	2,056

As a result of debt issuances, exchange offers and tender offers incurred to refinance, replace and/or repurchase existing debt instruments, as applicable, CEMEX paid
Issuance Costs for a
combined amount of $63 in 2019, $51 in 2018 and $251 in 2017. Of these incurred
Issuance Costs,
$24 in 2019 and $39 in 2017, corresponding to new debt instruments or the refinancing of old debt, adjusted the carrying amount of the related debt instruments and are amortized over the remaining term of each instrument, while $39 in 2019, $51 in 2018 and $212 in 2017 of such
I
ssuance
C
osts, associated with the extinguished portion of the related debt, were recognized in the income statement in each year within “Financial expense”. In addition, Issuance Costs pending for amortization related to extinguished debt instruments for $1 in 2019, $4 in 2018 and $16 in 2017 were also recognized in the income statement of each year within
“Financial expense.”
2017 Credit Agreement and 2014 Credit Agreement
On July 19, 2017, the Parent Company and certain subsidiaries entered into the 2017 Credit Agreement for an amount in different currencies equivalent to $4,050 at the origination date. The proceeds were used to refinance in full the $3,680 then outstanding under the former facilities agreements (the “2014 Credit Agreement”) and other debt repayments. All tranches under the 2017 Credit Agreement have substantially the same terms and share the same guarantors and collateral package as other secured debt obligations of CEMEX. All tranches under the 2017 Credit Agreement amortize in five equal semi-annual payments beginning in July 2020, except for the commitments under the revolving credit which have a five-year maturity.
All tranches under the 2017 Credit Agreement have substantially the same terms, including a margin over LIBOR or EURIBOR, as applicable, of between 125 to 350 basis points, depending on the consolidated leverage ratio (as defined below in the Financial Covenants section) of CEMEX, as follows:

Consolidated leverage ratio	Applicable margin 1
> = 5.00x	350 bps
< 5.00x > = 4.50x	300 bps
< 4.50x > = 4.00x	250 bps
< 4.00x > = 3.50x	212.5 bps
< 3.50x > = 3.00x	175 bps
< 3.00x > = 2.50x	150 bps
< 2.50 x	125 bps

1
LIBOR and EURIBOR refer to the London Inter-Bank Offered Rate and the Euro Inter-Bank Offered Rate, respectively, variable rates used in international markets for debt denominated in U.S. dollars and Euros, respectively. As of December 31, 2019 and 2018,
3-Month
LIBOR rate was 1.9084% and 2.8076%, respectively, meanwhile
3-Month
EURIBOR rate was (0.383%) and (0.309%), respectively. The contraction “bps” means basis points. One hundred basis points equal 1%.

As part of the April 2, 2019 amendment process to the 2017 Credit Agreement, among other aspects, CEMEX extended $1,060 of maturities by three years and made certain adjustments to its consolidated financial leverage ratio, as described below in the financial covenants section, in connection with the implementation of IFRS 16 and the neutralization of any potential effect from such adoption. In addition, CEMEX delayed the scheduled tightening of the consolidated financial leverage ratio limit by one year. Moreover, as a result of the November 4, 2019 amendments, among other aspects, CEMEX negotiated: a) an exclusive amount of up to $500 permitted for share buy-back;
b) a new allowance for disposals of
non-controlling
interests in subsidiaries that are no obligors under the 2017 Credit Agreement of up to $100 per calendar year; c) authorization to implement corporate reorganizations in Mexico, Europe and TCL; and d) modifications to the calculation and limits of the consolidated coverage ratio and the consolidated leverage ratio, as described in the Financial Covenants section below.
The balance of debt under the 2017 Credit Agreement and previously under the 2014 Credit Agreement, which debtor is CEMEX, S.A.B. de C.V., was originally guaranteed by CEMEX México, S.A. de C.V., CEMEX Concretos, S.A. de C.V., Empresas Tolteca de México, S.A. de C.V., New Sunward Holding B.V., CEMEX España, CEMEX Asia B.V., CEMEX Corp., CEMEX Africa & Middle East Investments B.V., CEMEX Finance LLC, CEMEX France Gestion (S.A.S.), CEMEX Research Group AG and CEMEX UK. In addition, the debt under these agreements (together with all other senior capital markets debt issued or guaranteed by CEMEX, and certain other preceding facilities) is also secured by a first-priority security interest in: (a) substantially all the shares of CEMEX México, S.A. de C.V., CEMEX Operaciones México, S.A. de C.V, New Sunward Holding B.V., CEMEX Trademarks Holding Ltd. and CEMEX España (the “Collateral”); and (b) all proceeds of such Collateral. CEMEX México, S.A. de C.V. and Empresas Tolteca de México, S.A. de C.V. entered into a merger agreement with CEMEX, S.A.B. de C.V. (note 27).
During the years 2019, 2018 and 2017, under both the 2017 Credit Agreement and the 2014 Credit Agreement, CEMEX was required to: a) not exceed the aggregate amount allowed for capital expenditures of $1,500 per year, excluding certain capital expenditures, joint venture investments and acquisitions by CHP and its subsidiaries and CLH and its subsidiaries, which had a separate aggregate limit of $500 (or its equivalent) each; and b) not exceed the amounts allowed for permitted acquisitions and investments in joint ventures of $400 per year. Nonetheless, such limitations did not apply if capital expenditures or acquisitions did not exceed free cash flow generation or were funded with proceeds from equity issuances or asset disposals.
In addition to the restrictions mentioned above, and subject in each case to the permitted negotiated amounts and other exceptions, CEMEX is also subject to a number of negative covenants that, among other things, restrict or limit its ability to incur additional obligations, change its line of business, enter into mergers and enter into speculative derivatives transactions.

Certain covenants and restrictions, such as the capital expenditure restrictions and several negative covenants, including restrictions on CEMEX’s ability to declare or pay cash dividends and distributions to shareholders, among others, shall cease to apply or become less restrictive if CEMEX so elects upon CEMEX’s Leverage Ratio (as defined hereinafter) for the two most recently completed quarterly testing periods being less than or equal to 3.75 times and no default under the 2017 Credit Agreement is continuing. CEMEX cannot assure that it will be able to meet the conditions for these restrictions to cease to apply prior to the final maturity date under the 2017 Credit Agreement. In addition, the 2017 Credit Agreement, and previously the 2014 Credit Agreement, contains events of default, some of which may occur and are outside of CEMEX’s control such as expropriation, sequestration and availability of foreign exchange.

As of December 31, 2019 and 2018, CEMEX was in compliance with such limitations and restrictions contained in the 2017 Credit Agreement. CEMEX cannot assure that in the future it will be able to comply with such restrictive covenants and limitations. CEMEX’s failure to comply with such covenants and limitations could result in an event of default, which could materially and adversely affect CEMEX’s business and financial condition.
Financial Covenants
The 2017 Credit Agreement requires CEMEX to comply with financial ratios, which mainly include: a) the consolidated ratio of debt to Operating EBITDA (the “Leverage Ratio”); and b) the consolidated ratio of Operating EBITDA to interest expense (the “Coverage Ratio”). These financial ratios are calculated using the consolidated amounts under IFRS.
After the April 2, 2019 amendments, which modified the calculation of the Leverage Ratio and increased temporarily certain limits, CEMEX must comply with a Coverage Ratio and a Leverage Ratio for each period of four consecutive quarters. For the Coverage Ratio, the limit should be
equal or greater than 2.50 times from December 31, 2019 through September 30, 2022 and equal or greater than 2.75 times for each subsequent reference period. The limits for the Leverage Ratio are as follows:

Period	Leverage Ratio
For the period ending on December 31 , 2019 up to and including the period ending on March 31 , 2021	< = 5.25
For the period ending on June 30 , 2021 up to and including the period ending on September 30 , 2021	< = 5.00
For the period ending on December 31 , 2021 up to and including the period ending on September 30 , 2022	< = 4.75
For the period ending on December 31 , 2022 up to and including the period ending on March 31 , 2023	< = 4.50
For the period ending on June 30 , 2023 and each subsequent reference period	< = 4.25

Leverage Ratio:
After the April 2, 2019 amendments mentioned above, is calculated by dividing “Funded Debt” by pro forma Operating EBITDA for the last twelve months as of the calculation date including the adoption of IFRS 16. Funded Debt equals debt, as reported in the statement of financial position, net of cash and cash equivalents, excluding components of liability of convertible subordinated notes, plus lease liabilities, perpetual debentures and guarantees, plus or minus the fair value of derivative financial instruments, as applicable, among other adjustments for business acquisitions or disposals. Before the April 2, 2019 amendments, the calculation of Funded Debt did not include cash and cash equivalents and obligations under lease contracts.
Pro forma Operating EBITDA represents, Operating EBITDA for the last twelve months as of the calculation date, after IFRS 16 effects, plus the portion of Operating EBITDA referring to such twelve-month period of any significant acquisition made in the period before its consolidation in CEMEX, minus Operating EBITDA referring to such twelve-month period of any significant disposal that had already been liquidated.
Coverage
R
atio:
is calculated by dividing pro forma Operating EBITDA by the financial expense for the last twelve months as of the calculation date, both including IFRS 16 effects. Financial expense includes coupons accrued on the perpetual debentures.
For the compliance periods ended as of December 31, 2019, 2018 and 2017, under the 2017 Credit Agreement and the 2014 Credit Agreement, as applicable, the main consolidated financial ratios were as follows:

		Consolidated financial ratios
		2019	2018 1	2017 1
Leverage ratio	Limit	< = 5.25	< = 4.75	< = 5.25
	Calculation	4.17	3.84	3.85

Coverage ratio	Limit	> = 2.50	> = 2.50	> = 2.50
	Calculation	3.86	4.41	3.46

1
Refers to the compliance limits and calculations that were effective according to the outstanding conditions on such dates, before the April 2, 2019 amendments, the November 4, 2019 amendments and the adoption of IFRS 16 in the financial statements.

CEMEX’s ability to comply with these ratios may be affected by economic conditions and volatility in foreign exchange rates, as well as by overall conditions in the financial and capital markets.
CEMEX will classify all of its outstanding debt as current debt if: 1) as of any measurement date CEMEX fails to comply with the aforementioned financial ratios; or 2) the cross default clause that is part of the 2017 Credit Agreement is triggered by the provisions contained therein; 3) as of any date prior to a subsequent measurement date CEMEX expects not to be in compliance with such financial ratios in the absence of: a) amendments and/or waivers covering the next succeeding 12 months; b) high probability that the violation will be cured during any agreed upon remediation period and be sustained for the next succeeding 12 months; and/or c) an agreement to refinance the relevant debt on a long-term basis. As a result of such classification of debt as short-term for noncompliance with the agreed upon financial ratios or, in such event, the absence of a waiver of compliance or a negotiation thereof, after certain procedures upon CEMEX’s lenders’ request, they would call for the acceleration of payments due under the 2017 Credit Agreement. That scenario would have a material adverse effect on CEMEX’s operating results, liquidity or financial position.

16.2) OTHER FINANCIAL OBLIGATIONS
As of December 31, 2019 and 2018, other financial obligations in the consolidated statement of financial position were detailed as follows:

	2019				2018
	Short-term	Long-term	Total		Short-term	Long-term	Total
I. Leases	$262	1,044	1,306	$	237	1,078	1,315
II. Liabilities secured with accounts receivable	599	—	599		599	—	599
III. Convertible subordinated notes due 2020	520	—	520		—	514	514
IV. Mandatorily convertible securities due 2019	—	—	—		19	—	19

	$1,381	1,044	2,425	$	855	1,592	2,447

I.	Leases (notes 2.1, 2.6, 7.1, 14.2 and 23.1)
CEMEX has several operating and administrative assets under lease contracts (note 14.2). As mentioned in note 2.1, beginning January 1, 2019, CEMEX applied IFRS 16 using the full retrospective approach and re-presented
the amounts of prior periods. CEMEX applies the recognition exemption for short-term leases and leases of low-value
assets. Changes in the balance of lease financial liabilities during 2019, 2018 and 2017 were as follows:

		2019	2018	2017
Lease financial liability at beginning of year	$	1,315	1,309	1,054
Additions from new leases		274	296	328
Reductions from payments		(239)	(192)	(112)
Cancellations and liability remeasurements		(54)	(67)	(11)
Foreign currency translation and accretion effects		10	(31)	50

Lease financial liability at end of year	$	1,306	1,315	1,309

As of December 31, 2019, the maturities of lease financial liabilities are as follows:

		Total
2020	$	262
2021		221
2022		159
2023		115
2024 and thereafter		549

	$	1,306

Total cash outflows for leases in 2019, 2018 and 2017 were $316, $266 and $183, respectively. Future payments associated with these contracts are presented in note 23.1.

II.	Liabilities secured with accounts receivable
As mentioned in note 9, the funded amounts of sale of trade accounts receivable under securitization programs and/or factoring programs with recourse, are recognized in “Other financial obligations” in the statement of financial position.

III.	Optional convertible subordinated notes due 2020
During 2015, the Parent Company issued $521 aggregate principal amount of 3.72% optional convertible subordinated notes due in March 2020 (the “2020 Convertible Notes”) as a result of exchanges or settlements of other convertible notes. The 2020 Convertible Notes, which are subordinated to all of CEMEX’s liabilities and commitments, are convertible into a fixed number of the Parent Company’s ADSs at any time at the holder’s election and are subject to antidilution adjustments. The value of the conversion option as of the issuance date which amounted to $12 was recognized in other equity reserves. As of December 31, 2019 and 2018, the conversion price per ADS for the 2020 Convertible Notes was $10.73 and $11.01 dollars, respectively. After antidilution adjustments, the conversion rate for the 2020 Convertible Notes as of December 31, 2019 and 2018 was 93.2334 and 90.8592 ADS per each 1 thousand dollars principal amount of such notes.

IV.	Mandatorily convertible securities due in 2019
In December 2009, the Parent Company exchanged debt into $315 principal amount of 10% mandatorily convertible securities denominated in pesos with maturity in November 2019. On November 28, 2019, the securities expired and were converted into 236 million CPOs at a conversion price in pesos equi
v
alent to $ 0. 8937 per CPO.
16.3) FAIR VALUE OF FINANCIAL INSTRUMENTS
Financial assets and liabilities
The book values of cash, trade receivables, other accounts receivable, trade payables, other accounts payable and accrued expenses, as well as short-term debt, approximate their corresponding estimated fair values due to the revolving nature of these financial assets and liabilities in the short-term.
The estimated fair value of CEMEX´s long-term debt is level 2 and is either based on estimated market prices for such or similar instruments, considering interest rates currently available for CEMEX to negotiate debt with the same maturities, or determined by discounting future cash flows using market-based interest rates currently available to CEMEX.
The fair values determined by CEMEX for its derivative financial instruments are level 2. There is no direct measure for the risk of CEMEX or its counterparties in connection with such instruments. Therefore, the risk factors applied for CEMEX’s assets and liabilities originated by the valuation of such derivatives were extrapolated from publicly available risk discounts for other public debt instruments of CEMEX or of its counterparties.
The estimated fair value of derivative instruments fluctuates over time and is determined by measuring the effect of future relevant economic variables according to the yield curves shown in the market as of the reporting date. These values should be analyzed in relation to the fair values of the underlying transactions and as part of CEMEX’s overall exposure to fluctuations in interest rates and foreign exchange rates. The notional amounts of derivative instruments do not represent amounts of cash exchanged by the parties, and consequently, there is no direct measure of CEMEX’s exposure to the use of these derivatives. The amounts exchanged are determined on the basis of the notional amounts and other terms included in the derivative instruments.
As of December 31, 2019 and 2018, the carrying amounts of financial assets and liabilities and their respective fair values were as follows:

		2019			2018
		Carrying amount	Fair value		Carrying amount	Fair value
Financial assets
Derivative financial instruments (notes 13.2 and 16.4)	$	2	2	$	15	15
Other investments and non-current accounts receivable (note 13.2)		234	234		253	253

	$	236	236	$	268	268

Financial liabilities
Long-term debt (note 16.1)	$	9,303	9,711	$	9,266	9,147
Other financial obligations (note 16.2)		1,044	1,071		1,592	1,552
Derivative financial instruments (notes 16.4 and 17)		46	46		21	21

	$	10,393	10,828	$	10,879	10,720

As of December 31, 2019 and 2018, assets and liabilities carried at fair value in the consolidated statements of financial position are included in the following fair value hierarchy categories (note 2.6):

2019		Level 1	Level 2	Level 3	Total
Assets measured at fair value
Derivative financial instruments (notes 13.2 and 16.4)	$	—	2	—	2
Investments in strategic equity securities (note 13.2)		3	—	—	3
Other investments at fair value through earnings (note 13.2)		—	34	—	34

	$	3	36	—	39

Liabilities measured at fair value
Derivative instruments (notes 16.4 and 17)	$	—	46	—	46

2018		Level 1	Level 2	Level 3	Total
Assets measured at fair value
Derivative financial instruments (notes 13.2 and 16.4)	$	—	15	—	15
Investments in strategic equity securities (note 13.2)		11	—	—	11
Other investments at fair value through earnings (note 13.2)		—	22	—	22

	$	11	37	—	48

Liabilities measured at fair value
Derivative financial instruments (notes 16.4 and 17)	$	—	21	—	21

16.4) DERIVATIVE FINANCIAL INSTRUMENTS
During the reported periods, in compliance with the guidelines established by its Risk Management Committee, the restrictions set forth by its debt agreements and its hedging strategy (note 16.5), CEMEX held derivative instruments, with the objectives of, as the case may be of: a) changing the risk profile or fixed the price of fuels and electric energy; b) foreign exchange hedging; c) hedge of forecasted transactions; and d) other corporate purposes.
As of December 31, 2019 and 2018, the notional amounts and fair values of CEMEX’s derivative instruments were as follows:

	2019		2018
	Notional amount	Fair value	Notional amount	Fair value
I. Net investment hedge	$1,154	(67)	1,249	2
II. Interest rate swaps	1,000	(35)	1,126	(8)
III. Equity forwards on third party shares	74	1	111	2
IV. Fuel price hedging	96	1	122	(14)

	$2,324	(100)	2,608	(18)

The caption “Financial income and other items, net” in the income statement includes gains and losses related to the recognition of changes in fair values of the derivative financial instruments during the applicable period, which represented net losses of $1 in 2019, net gains of $39 in 2018 and net gains of $9 in 2017.

I.	Net investment hedge
As of December 31, 2019 and 2018, there are Dollar / Mexican peso foreign exchange forward contracts under a program that started at around $1,250, which notional can be adjusted in relation to hedged risks, with monthly revolving settlement dates from 1 to 24 months. The average life of these contracts is approximately one year. For accounting purposes under IFRS, CEMEX has designated this program as a hedge of CEMEX’s net investment in Mexican pesos, pursuant to which changes in fair market value of these instruments are recognized as part of other comprehensive income in equity. For the years 2019, 2018 and 2017, these contracts generated losses of $126, $59 and gains of $6, respectively, which partially offset currency translation results in each year recognized in equity generated from CEMEX’s net assets denominated in Mexican pesos due to the appreciation of the peso in 2019 and 2018 and the depreciation of the peso in 2017.

II.	Interest rate swap contracts
As of December 31, 2019 and 2018, CEMEX held interest rate swaps for a notional amount of $1,000 the fair value of which represented a liability of $35 and $19, respectively, negotiated in June 2018 to fix interest payments of existing bank loans bearing floating rates. The contracts mature in June 2023. For accounting purposes under IFRS, CEMEX designated these contracts as cash flow hedges, pursuant to which, changes in fair value are initially recognized as part of other comprehensive income in equity and are subsequently allocated through financial expense as interest expense on the related bank loans is accrued. For the years ended in 2019 and 2018, changes in fair value of these contracts generated losses of $26 and $19, respectively, recognized in other comprehensive income.
As of December 31, 2018, CEMEX had an interest rate swap maturing in September 2022 associated with an agreement entered by CEMEX for the acquisition of electric energy in Mexico, the fair value of which represented assets of $11. Pursuant to this instrument, during the tenure of the swap and based on its notional amount, CEMEX receives fixed rate of 5.4% and pays LIBOR. Changes in the fair value of this interest rate swap generated losses of $6 in 2018 and $6 in 2017, recognized in the income statement for each period. During 2019, CEMEX unwound and settled its interest rate swap.

III.	Equity forwards on third party shares
As of December 31, 2019 and 2018, CEMEX maintained equity forward contracts with cash settlement in March 2021 and March 2020, respectively, over the price of 13.9 million shares of GCC in 2019 and 20.9 million in 2018, in connection with the sale of CEMEX’s remaining GCC shares in September 2017 (note 13.1). During 2019 and 2018, CEMEX early settled a portion of these contracts for 6.9 and 10.6 million shares, respectively. Changes in the fair value of these instruments and early settlement effects generated gains of $2 in 2019, gains of $26 in 2018 and losses of $24 in 2017 recognized within “Financial income and other items, net” in the income statement.

IV.	Fuel price hedging
As of December 31, 2019 and 2018, CEMEX maintained forward and option contracts negotiated to hedge the price of certain fuels, including diesel, and gas, as solid fuel, in several operations for aggregate notional amounts of $96 and $122, respectively, with an estimated aggregate fair value representing assets of $1 in 2019 and liabilities of $14 in 2018. By means of these contracts, for its own consumption only, CEMEX fixed the price of these fuels over certain volumes representing a portion of the estimated consumption of such fuels in several operations. These contracts have been designated as cash flow hedges of diesel, gas or coal consumption, and as such, changes in fair value are recognized temporarily through other comprehensive income and are recycled to operating expenses as the related fuel volumes are consumed. For the years 2019, 2018 and 2017, changes in fair value of these contracts recognized in other comprehensive income represented gains of $15, losses of $35 and gains of $4, respectively.

16.5)	RISK MANAGEMENT
Enterprise risks may arise from any of the following situations: i) the potential change in the value of assets owned or reasonably anticipated to be owned, ii) the potential change in value of liabilities incurred or reasonably anticipated to be incurred, iii) the potential change in value of services provided, purchase or reasonably anticipated to be provided or purchased in the ordinary course of business, iv) the potential change in the value of assets, services, inputs, products or commodities owned, produced, manufactured, processed, merchandised, leased or sell or reasonably anticipated to be owned, produced, manufactured, processed, merchandising, leasing or selling in the ordinary course of business, or v) any potential change in the value arising from interest rate or foreign exchange rate exposures arising from current or anticipated assets or liabilities.
In the ordinary course of business, CEMEX is exposed to commodities risk, including the exposure from inputs such as fuel, coal, petcoke, fly-ash,
gypsum and other industrial materials which are commonly used by CEMEX in the production process, and expose CEMEX to variations in prices of the underlying commodities. To manage this and other risks, such as credit risk, interest rate risk, foreign exchange risk, equity risk and liquidity risk, considering the guidelines set forth by the Parent Company’s Board of Directors, which represent CEMEX’s risk management framework and that are supervised by several Committees, CEMEX’s management establishes specific policies that determine strategies oriented to obtain natural hedges to the extent possible, such as avoiding customer concentration on a determined market or aligning the currencies portfolio in which CEMEX incurred its debt, with those in which CEMEX generates its cash flows.
As of December 31, 2019 and 2018, these strategies are sometimes complemented with the use of derivative financial instruments as mentioned in note 16.4, such as the commodity forward contracts on fuels negotiated to fix the price of these underlying commodities.
The main risk categories are mentioned below:
Credit risk
Credit risk is the risk of financial loss faced by CEMEX if a customer or counterparty to a financial instrument does not meet its contractual obligations and originates mainly from trade accounts receivable. As of December 31, 2019 and 2018, the maximum exposure to credit risk is represented by the balance of financial assets. Management has developed policies for the authorization of credit to customers. Exposure to credit risk is monitored constantly according to the payment behavior of debtors. Credit is assigned on a customer-by-customer
basis and is subject to assessments which consider the customers’ payment capacity, as well as past behavior regarding due dates, balances past due and delinquent accounts. In cases deemed necessary, CEMEX’s management requires guarantees from its customers and financial counterparties with regard to financial assets.
The Company’s management has established a policy of low risk tolerance which analyzes the creditworthiness of each new client individually before offering the general conditions of payment terms and delivery. The review includes external ratings, when references are available, and in some cases bank references. Thresholds of purchase limits are established for each client, which represent the maximum purchase amounts that require different levels of approval. Customers that do not meet the levels of solvency requirements imposed by CEMEX can only carry out transactions by paying cash in advance. As of December 31, 2019, considering CEMEX’s best estimate of potential expected losses based on the ECL model developed by CEMEX (note 9), the allowance for expected credit losses was $116.
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates, which only affects CEMEX’s results if the fixed-rate long-term debt is measured at fair value. All of CEMEX’s fixed-rate long-term debt is carried at amortized cost and therefore is not subject to interest rate risk. CEMEX’s accounting exposure to the risk of changes in market interest rates relates primarily to its long-term debt obligations with floating interest rates, which, if such rates were to increase, may adversely affect its financing cost and the results for the period.
Nonetheless, it is not economically efficient to concentrate on fixed rates at a high point when the interest rates market expects a downward trend. That is, there is an opportunity cost for continuing to pay a determined fixed interest rate when the market rates have decreased and the entity may obtain improved interest rate conditions in a new loan or debt issuance. CEMEX manages its interest rate risk by balancing its exposure to fixed and variable rates while attempting to reduce its interest costs. In addition, when the interest rate of a debt instrument has turned relatively high as compared to current market rates, CEMEX intends to renegotiate the conditions or repurchase the debt, to the extent the net present value of the expected future benefits from the interest rate reduction would exceed the cost and commissions that would have to be paid in such renegotiation or repurchase of debt.
As of December 31, 2019 and 2018, 22% and 37%, respectively, of CEMEX’s long-term debt was denominated in floating rates at a weighted-average interest rate of LIBOR plus 285 basis points in 2019 and 241 basis points in 2018. As of December 31, 2019 and 2018, if interest rates at that date had been 0.5% higher, with all other variables held constant, CEMEX’s net income for 2019 and 2018 would have reduced by $19 and $19, respectively, as a result of higher interest expense on variable rate denominated debt. This analysis does not include the effect of interest rate swaps held by CEMEX during 2019 and 2018.

Foreign currency risk
Foreign currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. CEMEX’s exposure to the risk of changes in foreign exchange rates relates primarily to its operating activities. Due to its geographic diversification, CEMEX’s revenues and costs are generated and settled in various countries and in different currencies. For the year ended December 31, 2019, 21% of CEMEX’s net sales, before eliminations resulting from consolidation, were generated in Mexico, 27% in the United States, 5% in the United Kingdom, 6% in France, 3% in Germany, 2% in Spain, 5% in the Rest of Europe region, 4% in Colombia, 1% in Panama, 2% in Dominican Republic, 2%
in
Caribbean TCL, 4% in the Rest of South, Central America and the Caribbean region, 3% in Philippines, 5% in Israel, 2% in the Rest of Asia, Middle East and Africa and 8% in CEMEX’s other operations.
Foreign exchange results incurred through monetary assets or liabilities in a currency different from its functional currency are recorded in the consolidated income statements. Exchange fluctuations associated with foreign currency indebtedness directly related to the acquisition of foreign entities and exchange fluctuations in related parties’ long-term balances denominated in foreign currency that are not expected to be settled in the foreseeable future, are recognized in the statement of other comprehensive income. As of December 31, 2019 and 2018, excluding from the sensitivity analysis the impact of translating the net assets denominated in currencies different from CEMEX’s presentation currency, considering a hypothetic 10% strengthening of the dollar against the Mexican peso, with all other variables held constant, CEMEX’s net income for 2019 and 2018 would have decreased by $76 and $63, respectively, as a result of higher foreign exchange losses on CEMEX’s dollar-denominated net monetary liabilities held in consolidated entities with other functional currencies. Conversely, a hypothetic 10% weakening of the U.S. dollar against the Mexican peso would have the opposite effect.
As of December 31, 2019, 67% of CEMEX’s financial debt was Dollar-denominated, 23% was Euro-denominated, 5% was Pound-denominated and 2% was Philippine peso-denominated. Therefore, CEMEX had a foreign currency exposure arising mainly from the Dollar-denominated and Euro-denominated financial debt versus the several currencies in which CEMEX’s revenues are settled in most countries in which it operates. The amounts of Pound-denominated financial debt and Philippine peso-denominated financial debt outstanding as of December 31, 2019, are closely related to the amount of revenues generated in such currencies and/or, in the case of the Euro-denominated financial debt, the amount of CEMEX’s net assets denominated in such currencies; therefore, CEMEX considers that the foreign currency risk related to these amounts of debt is low. Nonetheless, CEMEX cannot guarantee that it will generate sufficient revenues in dollars, euros, pounds and Philippine pesos from its operations to service these obligations. As of December 31, 2019 and 2018, CEMEX had not implemented any derivative financing hedging strategy to address this foreign currency risk. Nonetheless, CEMEX may enter into derivative financing hedging strategies in the future if either of its debt portfolio currency mix, interest rate mix, market conditions and/or expectations changes.
As of December 31, 2019 and 2018, CEMEX’s consolidated net monetary assets (liabilities) by currency are as follows:

		2019
		Mexico	United States	Europe	South, Central America and the Caribbean	Asia, Middle East and Africa	Others 1	Total
Monetary assets	$	721	1,017	1,001	280	592	190	3,801
Monetary liabilities		1,311	2,444	2,481	589	681	10,220	17,726

Net monetary assets (liabilities) 2	$	(590)	(1,427)	(1,480)	(309)	(89)	(10,030)	(13,925)

Out of which:
Dollars	$	(23)	(1,427)	(5)	(72)	5	(6,715)	(8,237)
Pesos		(567)	—	—	—	—	(144)	(711)
Euros		—	—	(519)	1	—	(2,505)	(3,023)
Pounds		—	—	(807)	—	—	20	(787)
Other currencies		—	—	(149)	(238)	(94)	(686)	(1,167)

	$	(590)	(1,427)	(1,480)	(309)	(89)	(10,030)	(13,925)

		2018
		Mexico	United States	Europe	South, Central America and the Caribbean	Asia, Middle East and Africa	Others 1	Total
Monetary assets	$	427	507	670	308	520	153	2,585
Monetary liabilities		1,007	1,703	2,043	552	624	10,215	16,144

Net monetary assets (liabilities) 2	$	(580)	(1,196)	(1,373)	(244)	(104)	(10,062)	(13,559)

Out of which:
Dollars	$	(28)	(1,196)	8	(48)	1	(5,989)	(7,252)
Pesos		(552)	—	—	—	—	(278)	(830)
Euros		—	—	(538)	—	—	(2,694)	(3,232)
Pounds		—	—	(928)	—	—	(438)	(1,366)
Other currencies		—	—	85	(196)	(105)	(663)	(879)

	$	(580)	(1,196)	(1,373)	(244)	(104)	(10,062)	(13,559)

1	Includes the Parent Company, CEMEX’s financing subsidiaries, as well as Neoris N.V., among other entities.
2	Includes assets held for sale and liabilities directly related with these assets considering that such items will be realized in the short term.
In addition, considering that the Parent Company’s functional currency for all assets, liabilities and transactions associated with its financial and holding company activities is the dollar (note 2.4), there is foreign currency risk associated with the translation of subsidiaries’ net assets denominated in different currencies (peso, euro, pounds and other currencies) into dollars. When the dollar appreciates, the value of CEMEX’s net assets denominated in other currencies decreases in terms of dollars, generating negative foreign currency translation and reducing stockholders’ equity. Conversely, when the dollar depreciates, the value of CEMEX’s net assets denominated in other currencies would increase in terms of dollars generating the opposite effect. As mentioned in note 16.4, CEMEX has implemented a long-term program for up to $1,250 to hedge foreign currency translation in connection with its net assets denominated in pesos.
Equity risk
Equity risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in the market price of CEMEX, S.A.B. de C.V.’s and/or third party’s shares. As described in note 16.4, considering specific objectives, CEMEX has entered into equity forward contracts on third-party shares, as well as capped calls based on the price of CEMEX, S.A.B. de C.V.’s own ADSs. Under these equity derivative instruments, there is a direct relationship from the change in the fair value of the derivative with the change in price of the underlying share. All changes in fair value of such derivative instruments are recognized in the income statement as part of “Financial income and other items, net.” During 2017, all outstanding capped calls based on the price of CEMEX, S.A.B. de C.V.´s own ADSs were early settled.
As of December 31, 2019 and 2018, the potential change in the fair value of CEMEX’s forward contracts in GCC shares that would result from a hypothetical, instantaneous decrease of 10% in the market price of GCC shares in dollars, with all other variables held constant, CEMEX’s net income would have reduced by $7 in 2019 and $11 in 2018, as a result of additional negative changes in fair value associated with these forward contracts. A 10% hypothetical increase in the price of GCC shares would have generated approximately the opposite effect.
Liquidity risk
Liquidity risk is the risk that CEMEX will not have sufficient funds available to meet its obligations. In addition to cash flows provided by its operating activities, in order to meet CEMEX’s overall liquidity needs for operations, servicing debt and funding capital expenditures and acquisitions, CEMEX relies on cost-cutting and operating improvements to optimize capacity utilization and maximize profitability, as well as borrowing under credit facilities, proceeds of debt and equity offerings, and proceeds from asset sales. CEMEX is exposed to risks from changes in foreign currency exchange rates, prices and currency controls, interest rates, inflation, governmental spending, social instability and other political, economic and/or social developments in the countries in which it operates, any one of which may materially affect CEMEX’s results and reduce cash from operations. The maturities of CEMEX’s contractual obligations are included in note 23.1.
As of December 31, 2019, current liabilities, which included $1,443 of current maturities of debt and other financial obligations, exceed current assets by $830. For the year ended December 31, 2019, CEMEX generated net cash flows provided by operating activities from continuing operations of $1,284, after payments of interest and income taxes. The Company’s management considers that CEMEX will generate sufficient cash flows from operations in the following twelve months. In addition, as of December 31, 2019, CEMEX has committed available lines of credit under its 2017 Credit Agreement, which includes the revolving credit facility and an undrawn tranche for a combined amount of $1,135, as well as CEMEX’s proven capacity to continually refinance and replace its short-term obligations, will enable CEMEX to meet any liquidity risk in the short
-
term.
As of December 31, 2019 and 2018, the potential requirement for additional margin calls under our different commitments is not significant.